UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 26, 2007 (February 20, 2007)

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

0-1093	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers.

Employment Agreements

On February 20, 2007, Kaman Corporation (the “Company”) entered into a First Amendment to Executive Employment Agreement with Paul R. Kuhn and new Employment Agreements with Robert M. Garneau and Candace A. Clark. Additionally, on February 20, 2007, Kaman Industrial Technologies Corporation (“Kaman Industrial Technologies”) entered into a new Employment Agreement with T. Jack Cahill, and Kaman Music Corporation (“Kaman Music”) entered into a new Employment Agreement with Robert H. Saunders, Jr. The new Employment Agreements replace the employment agreements previously extended to these executives. The Employment Agreements entitle Messrs. Garneau, Cahill and Saunders and Ms. Clark to continue their current base salary, annual bonus opportunity and participation in existing employee benefit arrangements except as provided below.  The primary reason for entering into the new Employment Agreements was to standardize the terms of executive employment consistent with the form of employment agreement the Company entered into with Paul Kuhn in February of 2006.

Copies of the First Amendment and the Employment Agreements are attached hereto as Exhibits 10.1 (Kuhn), 10.2 (Garneau), 10.3 (Clark), 10.4 (Cahill), and 10.5 (Saunders) to this Form 8-K and are incorporated herein by reference. The following summary of the Employment Agreements does not purport to be complete and is subject to and qualified in its entirety by reference to the attached Employment Agreements.

Kuhn Amendment

The First Amendment to Mr. Kuhn's Executive Employment Agreement corrects a scrivener's error with respect to the calculation of Mr. Kuhn's severance benefits under the agreement and conforms the treatment of long-term incentive award payments that may be due to him under the agreement to conform to the other executive employment agreements described in this Form 8-K.

Garneau Employment Agreement

The Garneau Employment Agreement extends until Mr. Garneau’s 65th birthday during which time Mr. Garneau will continue to serve as the Company’s Executive Vice President and Chief Financial Officer.

Clark Employment Agreement

The Clark Employment Agreement extends until January 1, 2010 subject to annual renewal, during which time Ms. Clark will continue to serve as the Company’s Senior Vice President, Chief Legal Officer, and Secretary.

Cahill Employment Agreement

The Cahill Employment Agreement extends until January 1, 2010 subject to annual renewal, during which time Mr. Cahill will continue to serve as Kaman Industrial Technologies’ President.

Saunders Employment Agreement

The Saunders Employment Agreement extends until June 30, 2007, during which time Mr. Saunders will continue to serve as Kaman Music’s President.

Provisions Common to Each Employment Agreement

The following provisions are included in each of the new Employment Agreements:

(a)
The executives shall be entitled to severance benefits only if (1) the executive’s employment is terminated without “cause” (as defined) or the executive resigns with “good reason” (as defined) during the Employment Term, and (2) the executive signs a release agreement.

(b)	Severance benefits payable to an executive upon a termination of employment without cause or resignation for good reason are:

(i)
unpaid base salary through the date of termination, any accrued vacation, any unpaid bonus or long-term performance award  ("LTIP") with respect to a completed performance period, reimbursement for any unreimbursed expenses through the date of termination and all accrued and vested benefits under the Company’s compensation and benefit plans, programs and arrangements (collectively, “Accrued Benefits”);

(ii)	a pro-rata portion of the executive’s annual bonus for the performance year in which the termination occurs;

(iii)
a lump-sum payment equal to two (50% in the case of Mr. Saunders) times the executive’s base salary and most recent bonus paid or earned, subject to a reduction as set forth in the employment agreement if termination of employment occurs within two years of the executive’s “retirement eligibility date” (as defined) (or in the case of Mr. Saunders termination of employment occurs prior to June 30, 2007);

(iv)	pro-rata payment of each outstanding LTIP award for which the performance period has not yet been completed based on 100% of the target value;

(v)	title to the executive’s Company automobile on an “as is” basis, with the automobile’s fair market value being taxable to the executive; and

(vi)
continued participation at the Company’s expense for up to 24 months in all medical, dental and vision plans which cover the executive and the executive’s eligible dependents, subject to offset due to future employment.

(c)	If an executive is discharged with cause or resigns without good reason, the executive will receive the executive’s Accrued Benefits.

(d)
If an executive’s employment is terminated due to the executive’s death or disability, the executive or his or her estate, as applicable, will receive the executive’s Accrued Benefits and a pro-rata portion of the executive’s annual bonus for the performance year in which his or her death or disability occurred.

(e)
If the executive retires, the executive will receive (i) a pro-rata portion of his or her annual bonus for the year of retirement, (ii) pro-rata vesting of LTIP awards, (iii) title to the company automobile on an “as is” basis, with the automobile’s fair market value being taxable to the executive, and (iv) the Accrued Benefits.

(f)
The executive’s outstanding equity awards shall become fully vested upon (i) the executive’s “retirement” (as defined), (ii) the termination of the executive’s employment without cause, for “disability” (as defined), or due to death, (iii) the executive’s resignation for good reason, or (iv) a “change in control” (as defined).

(g)	Upon a termination of employment for any reason, the executives shall be entitled to periodic payments for life insurance under the company's life insurance program for the remainder of their lives, provided however that Ms. Clark shall only be entitled to payments for up to 24 months following a termination of her employment without cause or for good reason by the Company.

(h)
The executives have agreed that in the event they are entitled to receive severance benefits upon termination of employment, they will not solicit the employees of the Company and its subsidiaries for 2 years following the date of termination and will refrain from competing with the Company and its subsidiaries until their retirement eligibility date or two years from the date that their employment terminates, whichever is earlier.

(i)
Following termination of employment for any reason, the executive will assist and cooperate with the Company and its subsidiaries regarding any matter or project in which the executive was involved during the executive’s employment. The Company or its subsidiaries shall compensate the executive for any lost wages or expenses associated with such cooperation and assistance.

(j)
The executives acknowledge and agree that all prior employment agreements are terminated and cancelled, and release and discharge the Company (and its subsidiaries) from any and all obligations and liabilities now existing under or by virtue of the prior agreements.

(k)
The parties have agreed in good faith to amend their Employment Agreements as may be required to comply with final regulations issued by the Treasury Department under Section 409A of the Internal Revenue Code without materially impacting the economic cost to the Company or economic value to the executives.

Change in Control Agreements

The Company entered into new Change in Control Agreements on February 20, 2007, with Mr. Garneau and Ms. Clark. Additionally, on February 20, 2007, Kaman Industrial Technologies entered into a new Change in Control Agreement with Mr. Cahill, and Kaman Music entered into a new Change in Control Agreement with Mr. Saunders. The Change in Control Agreements provide the executives with enhanced severance protection after either (a) a change of control of the Company with respect to all executives, (b) a change in control of Kaman Industrial Technologies with respect to Mr. Cahill, or (c) a change in control of Kaman Music with respect to Mr. Saunders (as defined in the Change in Control Agreements). The term of the Change in Control Agreements is five years subject to annual renewal. The Change in Control Agreements amend and restate the executives’ existing Change in Control Agreements.

The terms of the Change in Control Agreements include the following:

(a)
If an executive’s employment is terminated for any reason following a change in control (as defined), the executive will be entitled to all Accrued Benefits (as defined above) as of the time of employment termination.

(b)
If an executive’s employment is terminated due to death, “disability” or “good reason” (as defined in the Change in Control Agreements) then the executive shall receive a pro-rata portion of the executive’s annual bonus for the performance year in which the termination occurs at the time that annual bonuses are paid to other senior executives.

(c)
If an executive’s employment is terminated without cause or by the executive for good reason within 90 days prior to the execution of a purchase and sale agreement resulting in a change in control or anytime thereafter until the second anniversary of a change in control, the executive will be entitled to receive the following “Severance Benefits”:

(i)	a lump-sum cash payment equal to the two times the executive’s base salary plus two times the last annual bonus paid or awarded to the executive in the three years preceding the date of termination;

(ii)
continued participation at the Company’s expense for 24 months in all medical, dental and vision plans which cover the executive and the executive’s eligible dependents, subject to offset due to future employment;

(iii)	full vesting of the executive’s outstanding equity awards;

(iv)	payment of the executive’s long term incentive plan awards at 100% of the target value of the award;

(v)
an additional two years of credited and continuous service under the Kaman Corporation Supplemental Employees’ Retirement Plan (“SERP”), provided however, that Mr. Cahill’s SERP shall be equal to one and one-fifteenth (1 and 1/15) of his then current SERP benefit;

(vi)
benefits under the post-retirement health care plans if the executive would have otherwise become eligible for those benefits by remaining employed through the second anniversary of the employment termination date;

(vii)
prepayment of premiums under any life insurance policy insuring the life of the executive and ownership of such policy in the case of Messrs. Garneau, Cahill, and Saunders and, in the case of Ms. Clark, continued payment of remaining premiums under any life insurance policy insuring Ms. Clark’s life and ownership in such policy;

(viii)
reimbursement for up to $30,000 (in the aggregate) for outplacement services and relocation costs until the earlier of the first anniversary of the date of termination or the first day of employment with a new employer; and

(ix)	title to the executive’s company automobile, with the automobile’s book value being taxable to the executive.

(d)
An executive shall be entitled to Severance Benefits under the Change in Control Agreements only if (1) the executive signs a release agreement, and (2) the executive agrees not to compete with the Company and its subsidiaries or to solicit their employees during the 2-year period following termination of employment.

Copies of the Change in Control Agreements are attached hereto as Exhibits 10.6 (Garneau), 10.7 (Clark), 10.8 (Cahill), and 10.9 (Saunders) to this Form 8-K and are incorporated herein by reference. The summary of the Change in Control Agreements does not purport to be complete and is subject to and qualified in its entirety by reference to the attached Change in Control Agreements.

Coordination Between Employment Agreements and Change in Control Agreements

An executive will not be entitled to receive full severance benefits under both the executive’s Employment Agreement and the executive’s Change in Control Agreement. A tax gross-up for excise taxes under Section 4999 of the Internal Revenue Code (and income taxes on the gross-up) that become payable by an executive will be paid only if payments (including vesting of outstanding equity compensation awards) contingent on a change in ownership or control of the Company exceed the maximum amount (as determined under applicable tax rules) that the executive could receive without having any such payments become subject to such tax by at least $100,000.

Seventh Amendment to SERP

On February 20, 2007, the Board approved the Seventh Amendment to the Supplemental Employees’ Retirement Plan (“SERP”). The Board approved this amendment in connection with the adoption of the new Post-2004 SERP (discussed below) to comply with tax rules under Section 409A of the Internal Revenue Code regarding non-qualified deferred compensation.  Benefits under the SERP that are deferred and vested as of December 31, 2004 shall continue to be deferred and payable under the terms of the SERP.  Benefits under the SERP that are not deferred and vested prior to January 1, 2005 are transferred to the Post-2004 SERP, and will be considered deferred and payable solely under the terms of the Post-2004 SERP.

A copy of the Seventh Amendment is attached hereto as Exhibit 10.10 to this Form 8-K and is incorporated herein by reference. The summary of the Seventh Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the attached Seventh Amendment.

Kaman Corporation Post-2004 Supplemental Employees' Retirement Plan

On February 20, 2007, the Board adopted the Kaman Corporation Post-2004 Supplemental Employees’ Retirement Plan (the “Post-2004 SERP”) to replace the SERP with respect to compensation deferred after December 31, 2004.  The Post-2004 SERP is a non-qualified deferred compensation plan that is intended to be a “make-whole” for benefits provided under the Kaman Corporation Employees' Pension Plan (the “Pension Plan”) that are limited due to limits imposed on tax-qualified plans by the Internal Revenue Code and to make up for amounts that were not treated as deferred under the Pension Plan due to their being deferred under the Kaman Corporation Amended and Restated Deferred Compensation Plan.

The Post-2004 SERP continues the material terms of the SERP with the following material changes:

(a)
Benefits payable after 2007 will be paid in a lump-sum based upon a participant’s separation from service with the Company if the participant separates on or after reaching age 55, or upon reaching age 55 if the participant separated from service before reaching age 55.

(b)
The benefit formula under the Post-2004 SERP uses the participant’s “average final salary” (as defined) calculated based on the highest 5 of the last 10 years (or total number of years if less than 10), whether consecutive or not.

(c)
Mr. Garneau can name a beneficiary to receive the lump-sum payment he would have otherwise received under the Post-2004 SERP and the SERP had he separated from service with the Company on the day immediately prior to his death.

(d)
If a participant dies before receiving payment of Plan benefits and without having a surviving spouse (or in the case of Mr. Garneau, a living beneficiary) the death benefits under the Post-2004 SERP are payable to the participant’s estate.

A copy of the Post-2004 SERP is attached hereto as Exhibit 10.11 to this Form 8-K and is incorporated herein by reference. The summary of the Post-2004 SERP does not purport to be complete and is subject to and qualified in its entirety by reference to the attached Post-2004 SERP.

Restricted Stock Grant to Mr. Garneau

On February 20, 2007, the Company granted 15,000 shares of restricted stock to Mr. Garneau under the Company’s 2003 Stock Incentive Plan. The Company granted the restricted stock to Mr. Garneau to incentivize him to assist with the transition of a new President & CEO, upon the retirement of Paul Kuhn.

The restricted shares are subject to forfeiture by Mr. Garneau until the restrictions lapse, which shall occur on first anniversary of the appointment of a permanent successor to Mr. Kuhn as the Company’s President, but in no event later than February 28, 2009. Additionally the restrictions will lapse if Mr. Garneau’s employment with or other service to the Company terminates before February 28, 2009 because of his death, “disability” (as defined in Company’s 2003 Stock Incentive Plan) or in a manner that entitles him to severance payments under either his Employment Agreement or his Change in Control Agreement with the Company as a result of the termination of his employment by the Company without cause or by him for good reason.

A copy of the Restricted Stock Grant to Mr. Garneau is attached hereto as Exhibit 10.12 to this Form 8-K and is incorporated herein by reference. The summary of the Restricted Stock Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the attached Restricted Stock Agreement.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 10.1	First Amendment to Executive Employment Agreement between Paul R. Kuhn and Kaman Corporation

Exhibit 10.2	Executive Employment Agreement between Robert M. Garneau and Kaman Corporation

Exhibit 10.3	Executive Employment Agreement between Candace A. Cark and Kaman Corporation

Exhibit 10.4	Executive Employment Agreement between T. Jack Cahill and Kaman Industrial Technologies Corporation

Exhibit 10.5	Executive Employment Agreement between Robert H. Saunders, Jr. and Kaman Music Corporation

Exhibit 10.6	Kaman Corporation Amended and Restated Change in Control Agreement between Robert M. Garneau and Kaman Corporation

Exhibit 10.7	Kaman Corporation Amended and Restated Change in Control Agreement between Candace A. Clark and Kaman Corporation

Exhibit 10.8	Kaman Industrial Technologies Corporation Amended and Restated Change in Control Agreement between T. Jack Cahill and Kaman Industrial Technologies Corporation

Exhibit 10.9	Kaman Music Corporation Amended and Restated Change in Control Agreement between Robert H. Saunders, Jr. and Kaman Music Corporation

Exhibit 10.10	Seventh Amendment to Kaman Corporation Supplemental Employees’ Retirement Plan

Exhibit 10.11	Kaman Corporation Post-2004 Supplemental Employees’ Retirement Plan

Exhibit 10.12	Restricted Stock Agreement between Kaman Corporation and Robert M. Garneau

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Paul R. Kuhn
Paul R. Kuhn
Chairman, President and Chief Executive Officer

Date: February 26, 2007

KAMAN CORPORATION AND SUBSIDIARIES

Index to Exhibits

Exhibit 10.1	First Amendment to Executive Employment Agreement between Paul R. Kuhn and Kaman Corporation

Exhibit 10.2	Executive Employment Agreement between Robert M. Garneau and Kaman Corporation

Exhibit 10.3	Executive Employment Agreement between Candace A. Cark and Kaman Corporation

Exhibit 10.4	Executive Employment Agreement between T. Jack Cahill and Kaman Industrial Technologies Corporation

Exhibit 10.5	Executive Employment Agreement between Robert H. Saunders, Jr. and Kaman Music Corporation

Exhibit 10.6	Kaman Corporation Amended and Restated Change in Control Agreement between Robert M. Garneau and Kaman Corporation

Exhibit 10.7	Kaman Corporation Amended and Restated Change in Control Agreement between Candace A. Clark and Kaman Corporation

Exhibit 10.8	Kaman Industrial Technologies Corporation Amended and Restated Change in Control Agreement between T. Jack Cahill and Kaman Industrial Technologies Corporation

Exhibit 10.9	Kaman Music Corporation Amended and Restated Change in Control Agreement between Robert H. Saunders, Jr. and Kaman Music Corporation

Exhibit 10.10	Seventh Amendment to Kaman Corporation Supplemental Employees’ Retirement Plan

Exhibit 10.11	Kaman Corporation Post-2004 Supplemental Employees’ Retirement Plan

Exhibit 10.12	Restricted Stock Agreement between Kaman Corporation and Robert M. Garneau